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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 1, 2005

                               ARADIGM CORPORATION
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             (Exact name of registrant as specified in its charter)

            California                    0-28402                94-3133088
   ----------------------------         ------------         -------------------
   (State or other jurisdiction         (Commission             (IRS Employer
          of incorporation)             File Number)         Identification No.)

                               3929 Point Eden Way
                                Hayward, CA 94545
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           (Address of principal executive offices including zip code)

        Registrant's telephone number, including area code (510) 265-9000


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01: NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
           STANDARD; TRANSFER OF LISTING

On November 29, 2005, Aradigm Corporation (the "Company") received a notice from The Nasdaq Stock Market ("Nasdaq") indicating that for the last 30 consecutive business days, the bid price of the Company's common stock has closed below the $1.00 minimum bid price required for continued listing by Marketplace Rule 4450(a)(5) (the "Rule). The notice states that the Company will be provided 180 calendar days, or until May 30, 2006, to regain compliance with the Rule. The notice further states that if the Company is not in compliance with the Rule by May 30, 2006, the Nasdaq staff will provide the Company written notification that its securities will be delisted, and at that time the Company may appeal the staff's determination to a Listings Qualifications Panel.

The Company has not yet determined what action, if any, it will take in response to this notice, although the Company intends to monitor the closing bid price of its common stock and to consider available options if its common stock does not trade at a level likely to regain compliance with the Rule. A copy of the Company's press release announcing receipt of the notice is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

99.1     Press Release, dated December 1, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ARADIGM CORPORATION


Dated: December 1, 2005                     By:    /s/ THOMAS  C. CHESTERMAN
                                                   -----------------------------
                                                   Thomas C. Chesterman

                                            Title: Senior Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer)

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
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99.1        Press Release, dated December 1, 2005